Significant transactions	12 Months Ended
Dec. 31, 2019
Statement [line items]
Significant transactions
2. Significant transactions
Significant transactions in 2019
Completion of the spin-off of the Alcon business through a dividend in kind distribution to Novartis AG shareholders
On June 29, 2018, Novartis announced its intention to seek shareholder approval for the spin-off of the Alcon business into a separately traded standalone company, following the complete structural separation of the Alcon business into a standalone company (the Alcon business or Alcon Inc.).
The Novartis AG shareholders approved the spin-off of the Alcon business at the 2019 Annual General Meeting held on February 28, 2019, subject to completion of certain conditions precedent to the distribution. Upon shareholder approval, the Alcon business was reported as discontinued operations, and the fair value of the Alcon business exceeded the carrying value of its net assets.
The conditions precedent to the spin-off were met and on April 8, 2019 the spin-off of the Alcon business was effected by way of a distribution of a dividend in kind of Alcon Inc. shares to Novartis AG shareholders and ADR (American Depositary Receipt) holders (the Distribution), which amounted to USD 23.4 billion and is recognized as a reduction to retained earnings. Through the Distribution, each Novartis AG shareholder received one Alcon Inc. share for every five Novartis AG shares/ADRs they held on April 8, 2019, close of business. As of April 9, 2019, the shares of Alcon Inc. are listed on the SIX Swiss Exchange (SIX) and on the New York Stock Exchange (NYSE) under the symbol “ALC.”
The dividend in kind distribution liability to effect the spin-off of the Alcon business (the distribution liability) amounted to USD 26.4 billion at March 31, 2019, unchanged from its initial recognition on February 28, 2019, and was in excess of the carrying value of the Alcon business net assets as of February 28, 2019, and as of March 31, 2019. The net assets of the Alcon business amounted to USD 23.1 billion as at March 31, 2019.
On March 6, 2019, Alcon entered into financing arrangements with a syndicate of banks under which it borrowed on April 2, 2019, a total amount of USD 3.2 billion. These borrowings consisted of approximately USD 2.8 billion and the equivalent of USD 0.4 billion in EUR in bridge and other term loans under such Alcon facilities agreement. In addition, approximately USD 0.3 billion of borrowings under a number of local bilateral facilities in different countries, with the largest share of borrowings in Japan, were raised. This resulted in a total gross debt of USD 3.5 billion. These outstanding borrowings of the Alcon legal entities were recorded in the balance sheet and financing cash flow from discontinued operations. Prior to the spin-off, through a series of intercompany transactions, Alcon legal entities paid approximately USD 3.1 billion in cash to Novartis and its affiliates.
At the April 8, 2019 Distribution, the fair value of the distribution liability of the Alcon business amounted to USD 23.4 billion, a decrease of USD 3.0 billion from March 31, 2019. As mentioned above, prior to the spin-off, through a series of intercompany transactions, Alcon legal entities incurred additional net financial debt and paid approximately USD 3.1 billion in cash to Novartis and its affiliates. This additional net debt and transactions resulted in a decrease in Alcon’s net assets to USD 20.0 billion at the date of the Distribution of the dividend in kind to Novartis AG shareholders on April 8, 2019. The distribution liability at April 8, 2019, remained in excess of the then-carrying value of the Alcon business net assets.
Certain consolidated foundations own Novartis AG dividend-bearing shares restricting their availability for use by the Group. These Novartis AG shares are accounted for as treasury shares. Through the Distribution, these foundations received Alcon Inc. shares representing an approximate 4.7% equity interest in Alcon Inc. Upon the loss of control of Alcon Inc. through the Distribution, the financial investment in Alcon Inc. was recognized at its fair value based on the opening traded share price of Alcon Inc. on April 9, 2019 (a Level 1 hierarchy valuation). At initial recognition, its fair value of USD 1.3 billion was reported on the Group’s consolidated balance sheet as a financial asset. Management has designated this investment at fair value through other comprehensive income.
The total non-taxable, non-cash gain recognized at the distribution date of the spin-off of the Alcon business amounted to USD 4.7 billion consisting of:
(USD millions)	April 8, 2019

Net assets derecognized [1]	– 20 025

Derecognition of distribution liability	23 434

Difference between net assets and distribution liability	3 409

Recognition of Alcon Inc. shares obtained through consolidated foundations	1 273

Currency translation gains recycled into the consolidated income statement	123

Transaction costs recognized in the consolidated income statement	– 114

Gain on distribution of Alcon Inc. to Novartis AG shareholders	4 691

[1] See Note 30 for additional information.
For additional disclosures on discontinued operations, refer to Note 30.
Innovative Medicines – acquisition of IFM Tre, Inc.
On May 7, 2019, Novartis acquired IFM Tre, Inc., a privately held, US-based biopharmaceutical company focused on developing anti-inflammatory medicines targeting the NLRP3 inflammasome. The acquisition gives Novartis full rights to IFM Tre, Inc.’s portfolio of NLRP3 antagonists. The NLRP3 antagonists portfolio consists of one clinical program and two preclinical programs: IFM-2427, a first-in-class, clinical-stage systemic antagonist for an array of chronic inflammatory disorders, including atherosclerosis and nonalcoholic steatohepatitis (NASH); a preclinical-stage gutdirected molecule for the treatment of inflammatory bowel disease; and a preclinical-stage central nervous system (CNS)-penetrant molecule.
The previously held interest of 9% was adjusted to its fair value of USD 33 million through the consolidated income statement at acquisition date. This remeasurement resulted in a gain of USD 14 million. The fair value of the total purchase consideration for acquiring the 91% stake Novartis did not already own amounted to USD 361 million. The amount consisted of an initial cash payment of USD 285 million, and the fair value of the contingent consideration of USD 76 million due to the IFM Tre, Inc. shareholders, which they are eligible to receive upon the achievement of specified development and commercialization milestones. The purchase price allocation resulted in net identifiable assets of USD 355 million, mainly intangibles, and goodwill of USD 39 million. Results of operations since the date of acquisition were not material.
Innovative Medicines – acquisition of Xiidra
On May 8, 2019, Novartis entered into an agreement with Takeda Pharmaceutical Company Limited (Takeda) to acquire the assets associated with Xiidra (lifitegrast ophthalmic solution) 5% worldwide. Xiidra is the first and only prescription treatment approved to treat both signs and symptoms of dry eye by inhibiting inflammation caused by the disease. The transaction bolsters the Novartis front-of-the-eye portfolio and ophthalmic leadership. The transaction closed on July 1, 2019. The purchase price consists of a USD 3.4 billion upfront payment, customary purchase price adjustments of USD 0.1 billion, and the potential milestone payments of up to USD 1.9 billion, which Takeda is eligible to receive upon the achievement of specified commercialization milestones.
The fair value of the total purchase consideration is USD 3.7 billion. The amount consists of an initial cash payment of USD 3.5 billion, and the net present value of the contingent consideration of USD 0.2 billion, which Takeda is eligible to receive upon the achievement of specified commercialization milestones.
The purchase price allocation resulted in net identifiable assets of approximately USD 3.6 billion, consisting mainly of intangible assets of USD 3.6 billion, and goodwill amounted to approximately USD 0.1 billion. In 2019, from the date of acquisition, the business generated net sales of USD 0.2 billion. Management estimates that net sales for the entire year of 2019 would have amounted to USD 0.3 billion, had the business been acquired at the beginning of the 2019 reporting period. Results of operations since the date of acquisition were not material.
Significant transactions entered into in 2019 and closed in January 2020
Innovative Medicines – acquisition of The Medicines Company
On November 23, 2019, Novartis entered into an agreement and plan of merger (the Merger Agreement) with The Medicines Company, a US-based pharmaceutical company headquartered in Parsippany, New Jersey USA. Pursuant to the Merger Agreement, on December 5, 2019, Novartis, through a subsidiary, commenced a tender offer to acquire all outstanding shares of The Medicines Company for USD 85 per share, or a total consideration of approximately USD 9.7 billion in cash on a fully diluted basis. The tender offer expired on January 3, 2020, and on January 6, 2020, the acquiring subsidiary merged with and into The Medicines Company, resulting in The Medicines Company becoming an indirect wholly owned subsidiary of Novartis. Novartis will finance the transaction through available cash and short- and long-term borrowings. As the transaction closed on January 6, 2020 the purchase price allocation is incomplete.
The Medicines Company is focused on the development of inclisiran, a potentially first-in-class, twice-yearly therapy that allows administration during patients’ routine visits to their healthcare professionals and will potentially contribute to improved patient adherence and sustained lower LDL-C levels.
Significant pending transactions
Sandoz – divestment of US dermatology business and generic US oral solids portfolio
On September 6, 2018, Novartis announced that it has agreed to sell selected portions of its Sandoz US portfolio, specifically the Sandoz US dermatology business and generic US oral solids portfolio, to Aurobindo Pharma USA Inc. (Aurobindo) for USD 0.8 billion in cash and potential earnouts.
The Sandoz US portfolios to be sold to Aurobindo include approximately 300 products as well as additional development projects. The sale includes the Sandoz US generic and branded dermatology businesses as well as its dermatology development center. As part of the transaction, Aurobindo will acquire the manufacturing facilities in Wilson, North Carolina, and in Hicksville and Melville, New York.
The transaction is expected to be completed in the first quarter of 2020, pending regulatory approval. As the fair value of the consideration (USD 0.8 billion) less costs to sell is below the carrying value of the divested business (USD 1.0 billion, which includes an allocation of Sandoz goodwill of USD 0.2 billion), an impairment of the net assets to be divested in the amount of USD 0.2 billion was recognized as a reduction to goodwill in 2018.
In the Group’s consolidated balance sheet at December 31, 2019 and 2018, the business assets and liabilities of the Sandoz US dermatology business and generic US oral solids portfolio are separately shown as assets and liabilities of disposal group held for sale.
The disposal group, assets and liabilities classified as held for sale consist of the following:
(USD millions)	December 31, 2019	December 31, 2018

Assets of disposal group classified as held for sale
Property, plant and equipment	169	148

Intangible assets other than goodwill	475	478

Deferred tax assets	11	8

Other non-current assets	2	1

Inventories	181	165

Other current assets	3	7

Total	841	807

(USD millions)	December 31, 2019	December 31, 2018

Liabilities of disposal group classified as held for sale
Deferred tax liabilities	2	2

Provisions and other non-current liabilities	4	4

Provisions and other current liabilities	25	45

Total	31	51

There are no cumulative income or expenses included in other comprehensive income relating to the disposal group.
Sandoz – acquisition of the Japanese business of Aspen Global Incorporated
On November 11, 2019, Sandoz entered into an agreement for the acquisition of the Japanese business of Aspen Global Incorporated (AGI), a wholly owned subsidiary of Aspen Pharmacare Holdings Limited. Under the agreement, Sandoz will acquire the shares in Aspen Japan K.K. and associated assets held by AGI. Pursuant to the agreed terms of the transaction, on closing the Group will pay an initial cash consideration of EUR 300 million (approximately USD 336 million). In addition, deferred consideration is due to AGI, upon fulfillment of certain conditions after closing, currently estimated at approximately EUR 100 million (approximately USD 112 million).
We have received all relevant approvals and this transaction is expected to be completed in the first quarter of 2020.
Aspen’s portfolio in Japan consists of off-patent medicines with a focus on anesthetics and specialty brands. The acquisition will enable Sandoz to expand its presence in the third-largest worldwide generics marketplace.
Significant transactions in 2018
Innovative Medicines – acquisition of Advanced Accelerator Applications S.A.
On October 30, 2017, Novartis entered into a binding memorandum of understanding with Advanced Accelerator Applications S.A. (AAA), a company headquartered in Saint-Genis-Pouilly, France, under which Novartis agreed to commence a tender offer for 100% of the share capital of AAA subject to certain conditions. Novartis commenced the tender offer on December 7, 2017, to purchase all of the outstanding ordinary shares for a price of USD 41 per share and USD 82 per American Depositary Share (ADS), each representing two ordinary shares of AAA, which expired on January 19, 2018. The offer valued AAA’s equity at USD 3.9 billion, on a fully diluted basis.
As of January 19, 2018, the expiration date of the tender offer, approximately 97% of the then-outstanding fully diluted ordinary shares, including ordinary shares represented by ADSs (hereinafter collectively referred to as “the outstanding shares”), were validly tendered. On January 22, 2018, Novartis accepted and paid USD 3.9 billion for the outstanding shares tendered in the offer. On January 22, 2018, Novartis commenced a subsequent offering period that expired on January 31, 2018. As of the expiration of the subsequent offering period, an additional 1.8% of the outstanding shares were validly tendered. Novartis accepted and paid approximately USD 60 million, resulting in an increase in Novartis ownership in AAA to 98.7%.
The fair value of the total purchase consideration was USD 3.9 billion. The purchase price allocation resulted in net identifiable assets of approximately USD 1.9 billion, consisting of USD 2.5 billion intangible assets, USD 0.6 billion net deferred tax liabilities, and goodwill of approximately USD 2.0 billion. In 2018, from the date of the acquisition, the business generated net sales of USD 0.4 billion. Management estimated that net sales for the entire year of 2018 would have amounted to USD 0.4 billion had AAA been acquired at the beginning of 2018. The 2018 results from operations since the acquisition were not material.
As of December 31, 2019, Novartis held 99.2% of the then-outstanding fully diluted ordinary shares, including ordinary shares represented by ADSs.
AAA is a radiopharmaceutical company that develops, produces and commercializes molecular nuclear medicines – including Lutathera (USAN: lutetium Lu 177 dotatate/INN: lutetium ( 177Lu) oxodotreotide), a first-in-class radioligand therapy product for neuroendocrine tumors – and a portfolio of diagnostic products. Radiopharmaceuticals, such as Lutathera, are unique medicinal formulations containing radioisotopes, which are used clinically for both diagnosis and therapy.
Innovative Medicines – acquisition of AveXis, Inc.
On April 6, 2018, Novartis entered into an agreement and plan of merger with AveXis, Inc., a US-based clinical stage gene therapy company, under which Novartis commenced on April 17, 2018, a tender offer to purchase all outstanding common stock of AveXis, Inc. for USD 218 per share in cash. On May 15, 2018, Novartis completed the acquisition of the common stock of AveXis, Inc. and paid a total of USD 8.7 billion.
The fair value of the total purchase consideration was USD 8.7 billion. The purchase price allocation resulted in net identifiable assets of approximately USD 7.2 billion, consisting of USD 8.5 billion intangible assets, USD 1.6 billion net deferred tax liabilities and other net assets of USD 0.3 billion, and goodwill of approximately USD 1.5 billion. The 2018 results of operations since the date of acquisition were not material.
AveXis, Inc. is focused on developing and commercializing novel treatments for patients suffering from rare and life-threatening neurological genetic diseases. AveXis, Inc.’s initial product candidate, AVXS-101, is a proprietary gene therapy currently in development for the treatment of spinal muscular atrophy (SMA) type 1 – the leading genetic cause of infant mortality – and SMA types 2 and 3. In addition, AveXis, Inc. has a pipeline of other novel treatments for rare neurological diseases, including Rett syndrome (RTT) and a genetic form of amyotrophic lateral sclerosis (ALS) caused by mutations in the superoxide dismutase 1 (SOD1) gene.
Innovative Medicines – acquisition of Endocyte, Inc.
On October 18, 2018, Novartis entered into an agreement and plan of merger with Endocyte, Inc. (Endocyte), a US-based biopharmaceutical company focused on developing targeted therapeutics for cancer treatment. The transaction was completed on December 21, 2018. Under the terms of the agreement, Novartis acquired all outstanding shares of Endocyte common stock for USD 24 per share. The total consideration amounted to USD 2.1 billion.
The fair value of the total purchase consideration was USD 2.1 billion. The purchase price allocation resulted in net identifiable assets of approximately USD 1.5 billion, consisting of USD 1.5 billion intangible assets, USD 0.3 billion net deferred tax liabilities and other net assets of USD 0.3 billion, and goodwill of approximately USD 0.6 billion. The purchase price allocation was preliminary at December 31, 2018, as the transaction closed on December 21, 2018, which was close to the Group’s year-end and therefore did not provide sufficient time to complete the valuation of the intangible assets, deferred taxes, assumed liabilities and goodwill. During 2019, there were no significant revisions to the purchase price allocation.
Endocyte uses drug conjugation technology to develop targeted therapies with companion imaging agents, including 177Lu-PSMA-617, a potential first-in-class investigational radioligand therapy for the treatment of metastatic castration-resistant prostate cancer (mCRPC).
Corporate – divestment of 36.5% stake in GlaxoSmithKline Consumer Healthcare Holdings Ltd.
On March 27, 2018, Novartis entered into an agreement with GlaxoSmithKline plc (GSK) to divest its 36.5% stake in GlaxoSmithKline Consumer Healthcare Holdings Ltd. to GSK for USD 13.0 billion in cash. As a result, Novartis discontinued the use of equity method accounting starting from April 1, 2018.
On June 1, 2018, the transaction closed and Novartis realized a pre-tax gain of USD 5.8 billion, recorded in income from associated companies.
Significant transactions in 2017
Innovative Medicines – acquisition of Ziarco Group Limited
On January 20, 2017, Novartis acquired Ziarco Group Limited (Ziarco), a privately-held company in the United Kingdom that focuses on the development of novel treatments in dermatology. This acquisition added a once-daily oral H4 receptor antagonist in development for atopic dermatitis, commonly known as eczema, to complement the Novartis dermatology portfolio and pipeline. The fair value of the total purchase consideration was USD 420 million. The amount consisted of an initial cash payment of USD 325 million and the net present value of the contingent consideration of USD 95 million, due to Ziarco shareholders, which they are eligible to receive upon the achievement of specified development milestones. The purchase price allocation resulted in net identifiable assets of USD 395 million and goodwill of USD 25 million. The 2017 results of operations since the date of acquisition were not material.
Innovative Medicines – acquisition of Encore Vision, Inc.
On January 20, 2017, Novartis acquired Encore Vision, Inc. (Encore), a privately-held company in Fort Worth, Texas, in the United States, that focuses on the development of a novel treatment in presbyopia. The fair value of the total purchase consideration was USD 456 million. The amount consisted of an initial cash payment of USD 366 million and the net present value of the contingent consideration of USD 90 million, due to Encore shareholders, which they are eligible to receive upon the achievement of specified development and commercialization milestones. The purchase price allocation resulted in net identifiable assets of USD 389 million and goodwill of USD 67 million. The 2017 results of operations since the date of acquisition were not material.
For significant transactions in 2019 for discontinued operations, see Note 30. There were no significant transactions in 2018 and 2017 for discontinued operations.